SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):
                            January 15, 1996

                           ALLIED RESEARCH CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                    0-2545                  04-2281015
  ---------------              ------------             --------------
  (State or other              (Commission              (IRS Employer
  jurisdiction of              File Number)             Identification
  incorporation)                                        Number)

       8000 Towers Crescent Drive, Suite 750, Vienna, VA    22182
       -------------------------------------------------  ---------
       (Address of principal executive offices)           (Zip Code)

     Registrant's telephone no., including area code:   (703) 847-5268
                                                        --------------

                                 Not Applicable
------------------------------------------------------------------------
     (Former name or former address, if changed since last report)

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Item 5.  Other Events

     Effective at the close of business on January 15, 1996, Chemical Mellon Shareholder Services L.L.C. has been appointed to serve as stock transfer agent and stock registrar for the common stock, $0.10 par value, of Allied Research Corporation (the "Company"). Chemical Mellon Shareholder Services L.L.C. has also been appointed to serve as successor Rights Agent under the Company's Rights Agreement dated as of June 8, 1991, as amended.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ALLIED RESEARCH CORPORATION


Date: January 16, 1996                By: ______________________________
                                          Name: J.R. Sculley
                                          Title: Chairman of the
                                           Board and Chief Executive
                                           Officer

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